BK TECHNOLOGIES

THIRD QUARTER 2023 EARNINGS RESULTS

November 9th, 2023


BKR 9000

NYSE American: BKTI

DISCLOSURES

Forward-Looking Statements

This presentation contains certain forward-looking statements that are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company's operations, economic performance, and financial condition, including, but not limited to the Company's long-term strategic plan, and are based largely on the Company's beliefs and expectations. These statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors and risks include, among others, the following: changes or advances in technology; the success of our land mobile radio product line and SaaS business segment; disruption in the global supply chain creating delays, unavailability and adverse conditions; successful introduction of new products and technologies, including our ability to successfully develop and sell our new multiband product and other related products in the BKR Series product line and the Company's SaaS solutions; competition in the land mobile radio industry; general economic and business conditions, including higher inflation and its impacts, federal, state and local government budget deficits and spending limitations, any impact from a prolonged shutdown of the U.S. Government, the effects of natural disasters, changes in climate, severe weather events, geopolitical events, acts of war or terrorism, global health epidemics or pandemics (such as the COVID-19 pandemic) and catastrophic events, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers; risks associated with fixed-price contracts; heavy reliance on sales to agencies of the U.S. Government and our ability to comply with the requirements of contracts, laws and regulations related to such sales; allocations by government agencies among multiple approved suppliers under existing agreements; our ability to comply with U.S. tax laws and utilize deferred tax assets; our ability to attract and retain executive officers, skilled workers and key personnel; our ability to manage our growth; our ability to identify potential candidates for, and to consummate, acquisition, disposition or investment transactions, and risks incumbent to being a noncontrolling interest stockholder in a corporation; impact of natural disasters, changes in climate, severe weather events, geopolitical events, acts of war or terrorism, global health epidemics or pandemics (such as the COVID-19 pandemic) and catastrophic events on the companies in which the Company holds investments; impact of our capital allocation strategy; risks related to maintaining our brand and reputation; impact of government regulation; impact of rising health care costs; our business with manufacturers located in other countries, including changes in the U.S. Government and foreign governments' trade and tariff policies; our inventory and debt levels; protection of our intellectual property rights; fluctuation in our operating results and stock price; any infringement claims; data security breaches, cyber-attacks and other factors impacting our technology systems; availability of adequate insurance coverage; maintenance of our NYSE American listing; risks related to being a holding company; and the effect on our stock price and ability to raise equity capital of future sales of shares of our common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in the Company's subsequent filings with the SEC. These forward-looking statements are made as of the date of this press release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statement.

THIRD QUARTER HIGHLIGHTS

IMPROVED SHIPMENT VOLUMES DRIVE REVENUE GROWTH

- 9,310 radios shipped in Q3
- 68% increase in revenue compared to Q3 2022
- $21.8 million backlog at September 30, 2023

CONTINUED SHIPMENT OF BKR 9000 MULTIBAND RADIO

- State of Hawaii placed emergency order as part of emergency declaration
  - Prioritized factory order and shipped 50 unites in September 2023
  - Rapid response to this new customer and new dealer
- Field tests completed on over 19 major P25 trunked systems include several statewide P25 systems; 30+ additional system tests underway

MAINTAIN FULL RADIO SHIPMENT TARGET

- Strong customer demand combined with continued elevated production rate
- Anticipate full year shipments at the top end our range of 36,000 radios

STRONG CUSTOMER DEMAND

Quarter 3 Highlighted ORDERS:

- **50 BKR 9000 multiband radios** to the State of Hawaii Department of Health
- **$963,000** order for the BKR 9000 multiband radio from the Sandoval County Office of Emergency Management
- **$3.4 million** in total orders for the BKR 5000 radio from the National Interagency Incident Communications Division
- **$2.1 million** in total orders for BKR 5000 and BKR 9000 radios from the Bureau of Land Management

RADIO SHIPMENTS REMAIN STRONG


RADIO UNITS SHIPPED QUARTERLY
5,350
11,200
10,001
8,938
9,310
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23

2023 YTD

- **28,249** radios shipped
- Revenue per radio **$2,046**

On track to ship 36,000 radios for full year 2023

GROSS MARGIN RETURNING TO HISTORICAL RANGE

Global Supply Chain Disruption Impacted 2022 | **Targeting Incremental Margin Improvement in Q423**



40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2022
2023

Gross margin has improved sequentially and year-over-year

FINANCIAL RESULTS

(in thousands)	3Q'23	3Q'22	9 months ended 9/30/23	9 months ended 9/30/22
Sales	$20,069	$11,917	$57,786	$30,612
Gross Margin	31.9%	18.8%	29%	18%
SG&A	$5,812	$4,632	$17,681	$14,952
Operating income (loss)	$594	$(2,391)	$(1,177)	$(9,515)
Net income (loss)	$90	$(2,402)	$(2,520)	$(10,672)

(in thousands)	Sept 30, 2023	December 31, 2022
Cash & Cash Equivalents	$4,066	$1,918
Working Capital	$13,839	$13,247
Long-term debt	None	$329

- Revenue increased 68% to $20.1 million driven primarily by significantly increased radio shipments as customers seek upgraded public safety communications technology
- Net operating income improved to $594 thousand primarily related to increased revenue and margin improvement
- $4.1 million in cash and cash equivalents at September 30, 2023; working capital of $13.8 million; no long-term debt

LTE/5G MARKET IS BROAD AND EXPANDING



Previous Successes
Larger Opportunity Today
LTE
LMR+LTE/5G
POLICE
LMR
CONNECTING VEHICLES
CONNECTING FIRST RESPONDERS

P25 CONVENTIONAL/ TRUNKED RADIO

LMR RADIO, GPS, LAPTOP, IN-CAR VIDEO, VIDEO SENSORS

LMR RADIO, BODY CAM SMARTPHONE

- **Global SaaS market** expected to grow at CAGR of 27.5% to $717B in 2028[1]
- **Global 5G infrastructure** expected to grow at CAGR of 34.2% to $67B in 2030[2]
- **Global Public Safety LTE market** expected to grow at CAGR of 21.1% to $15.4B in 2025[3]

[1]MarketsandMarkets
[2]Grand View Research
[3]Fortune Business Insights

SaaS BUSINESS UNIT CREATING OPPORTUNITIES FOR RECURRING REVENUE AND ATTRACTIVE MARGINS

December 2021: Three patent applications; patents pending
1. InteropONE PTToC related
2. InteropONE Tethering related
3. Other BKRplay related

October 2022: InteropONE launched as the only Push-To-Talk-Over-Cellular (PTToC) service enabling on-demand group communication to first responders using any smartphone/any carrier

February 2022: Formed new BK software division with a mission to launch new public safety software services using smartphones

August 2023: Based on customer feedback, launched new features to enhance InteropONE services and offerings

October 2023: InteropONE tethering demonstrations began; connecting an Apple or Android smartphone with a BKR Series radio, enabling a first responder to select from their BKR Series radio the option to communicate over a private P25 radio network or public cellular network

BKR 9000 plus InteropONE: Department of Defense WIN

- DoD requirement: *Radios must be multiband, LTE capable and P25 network ready. Supported bands must be VHF, UHF and 700/800mhz and GPS ready for situational awareness*
- InteropONE Tethering feature accepted as alternative solution to incumbent converged LTE + Mulitband radio
- $315,000 order value

Displaced Incumbent Vendor
With integrated LTE capability



BK Alternative Bid: BKR 9000 + InteropONE


BKR 9000
BK
BKRplay
InteropONE

SIGNED MANUFACTURING AGREEMENT WITH EAST WEST MANUFACTURING

Strategic Shift to Asset Light Strategy:

- Improve working capital; reduce inventory and production costs
- Existing relationship with East West Manufacturing supports efficient transition
    - 12 manufacturing facilities located in North America, Central America and Asia
- Allows BK Technologies to focus on engineering, sales, and marketing

Next Steps:

- Transition will take place in stages over six months starting in Q1 2024
- Melbourne facility focus will be new product introduction
- Reduction of in-house manufacturing staff will be implemented in phases as product lines are transferred to East West Manufacturing

East West to become BK shareholder

- $1.0M in BK Shares
- $1.0M in BK warrants

THE FUTURE OF BK TECHNOLOGIES

- BKR series including the recently launched BKR 9000 multiband radio significantly growing LMR verticals
- SaaS business unit developing innovative services to capture market share and drive additional radio sales. InteropONE opens new public safety verticals

Targeting $100M in revenues by 2025

Q&A

